Nov. 25, 2015

The Prudential Investment Portfolios, Inc.

Prudential Moderate Allocation Fund

Supplement dated June 10, 2016 to the
Currently Effective Prospectus and Summary Prospectus of the fund named above (the Fund)

Effective as of June 30, 2016, the Standard & Poor’s Developed Property Net Index will be replaced by the FTSE EPRA/NAREIT Developed Real Estate Net Index as a constituent benchmark in the Fund’s Moderate Customized Blend Index.

To reflect this change, in the section of the Fund’s Summary Prospectus and Prospectus entitled “Investments, Risks and Performance, the Index returns is deleted and replaced with the following new table:

Index % (reflects no deduction for fees, expenses or taxes)
	One Year	Five Years	Ten Years
Moderate Customized Blend Index	7.00	9.46	N/A
Russell 1000 Index	13.24	15.64	7.96
S&P 500 Index	13.66	15.44	7.67